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                                                                  Exhibit 10.21D

                                    EXHIBIT A

                             FIFTH AMENDMENT TO THE
                         KEWAUNEE SCIENTIFIC CORPORATION
                    401+ EXECUTIVE DEFERRED COMPENSATION PLAN

                            (CONFORMED COPY INCLUDING
                        FIRST THROUGH FOURTH AMENDMENTS)



1.  The third sentence of Section 3.1 is amended to read as follows:

          "Such amount or rate of compensation deferred shall not exceed the excess of (i) fifteen percent of the Participant's compensation on a combined basis with (ii) the maximum amount of Deferral Contributions that the Participant is authorized to elect for the Plan Year under the Incentive Savings Plan."

2.  The amendment made herein shall take effect on January 1, 2002.

3.  In all other respects, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this 5th day of December, 2001.


                                  KEWAUNEE SCIENTIFIC CORPORATION



                                  By:  /s/ D. Michael Parker
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                                  Its: Senior Vice President, Finance/CFO
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